UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2019

NATIONAL FUEL GAS COMPANY

(Exact name of registrant as specified in its charter)

New Jersey	1-3880	13-1086010
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6363 Main Street, Williamsville, New York		14221
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (716) 857-7000

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 2, 2019, Ronald J. Tanski, President and Chief Executive Officer of National Fuel Gas Company (the “Company”) and a member of the Company’s Board of Directors (the “Board”), provided notice to the Company of his intention to retire as President and Chief Executive Officer, effective July 1, 2019. He will continue to serve as a member of the Board.

Mr. Tanski will be succeeded as President and Chief Executive Officer by David P. Bauer, effective July 1, 2019. Mr. Bauer, age 49, has served as Treasurer and Principal Financial Officer of the Company since July 2010 and as President of National Fuel Gas Supply Corporation, the Company’s principal pipeline and storage subsidiary (“Supply Corporation”), since February 2016. He has served as Treasurer of Seneca Resources Company, LLC, the Company’s exploration and production subsidiary, since April 2015; Treasurer of National Fuel Gas Distribution Corporation, the Company’s utility subsidiary, since April 2015; Treasurer of National Fuel Gas Midstream Company, LLC, the Company’s gathering subsidiary, since April 2013; Treasurer of Supply Corporation since June 2007; and Treasurer of Empire Pipeline, Inc., a pipeline and storage subsidiary of the Company, since June 2007.

Item 7.01	Regulation FD Disclosure.

A copy of the Company’s press release dated April 3, 2019 regarding the Company’s management change is furnished as part of this Current Report as Exhibit 99.

Neither the furnishing of the press release as an exhibit to this Current Report nor the inclusion in such press release of any reference to the Company’s internet address shall, under any circumstances, be deemed to incorporate the information available at such internet address into this Current Report. The information available at the Company’s internet address is not part of this Current Report or any other report filed or furnished by the Company with the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99	Press release furnished regarding management change

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL FUEL GAS COMPANY

April 4, 2019	By:	/s/ Sarah J. Mugel
Sarah J. Mugel
Secretary